COMSTOCK

Comstock Reports First Quarter 2023 Results

- **Revenue increased 18% to $10.3 million vs. $8.7 million in Q1 2022; driven by 9% growth in asset management and 37% growth in three property management subsidiaries combined**
- **Non-cash impacts of prior year tax benefit and investment valuation decline resulted in net income of $0.7 million vs. $2.0 million in Q1 2022**
- **Adjusted EBITDA of $1.6 million represents slight increase vs. Q1 2022**
- **Strong demand across portfolio of residential assets increased leased percentage to 93% as of Q1 2023, up from 84% in Q1 2022 and driven in part by successful lease up of BLVD Ansel, which was acquired in March 2022 and is now 91% leased**
- **Commercial portfolio assets remained in demand with a 90% leased percentage, up from 82% in Q1 2022 and driven by 366k square feet of office and retail leasing in FY 2022 and approximately 100k square feet in Q1 2023**

RESTON, Va. — May 12, 2023 — Comstock Holding Companies, Inc. (Nasdaq: CHCI) ("Comstock"), a leading asset manager, developer, and operator of mixed-use and transit-oriented properties in the Washington, D.C. region, announced its financial results for the first quarter ended March 31, 2023. The Company has also posted an updated Investor Presentation on its investor relations website, ir.comstockcompanies.com.

"Once again, Comstock's results for the first quarter demonstrate the resiliency of our asset-light and virtually debt-free business model, while the quality of our mixed-use and transit-oriented portfolio of managed assets continues to deliver revenue and Adjusted EBITDA growth. Our Q1 comparative increase in top line revenue included significant increases in critical fee-based, recurring revenue streams that provide us with visibility to the future growth potential of our business," said Christopher Clemente, Comstock's Chairman and Chief Executive Officer. "I believe much of our success throughout the pandemic and going forward is because *we show up every day,* driven by our primary goal of producing value for our shareholders. I thank our dedicated team members and look forward to reporting on our continued progress in upcoming periods."

Key Performance Metrics[1]

($ in thousands, except per share and portfolio data)	Q1 2023		Q1 2022	
Revenue	$	10,275	$	8,731
Income from operations	$	1,321	$	1,365
Net income		754		2,014 [2]
Adjusted EBITDA	$	1,626	$	1,606
Net income per share — diluted	$	0.07	$	0.22 [2]
Managed Portfolio - # of assets		45		36

[1] All amounts represent continuing operations. Please see the included financial tables for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

[2] Amounts reflect impact of $0.5 million non-cash tax benefit stemming from partial release of deferred tax valuation allowance

1

Q1 2023 Highlights • Executed approximately 100,000 square feet of new commercial leases including a long-term lease agreement with Ebbitt House, the first ever expansion of the iconic Old Ebbitt Grill brand, bringing one of the top grossing restaurants in the nation to Reston Station. • Managed commercial portfolio 90% leased, up from 82% in Q1 2022. • Managed residential portfolio 93% leased, up from 84% in Q1 2022 and aided by the rapid lease up pace of BLVD Ansel, which has grown its lease percentage from 20% in Q1 2022 up to 91%; while residential portfolio in-place rents also increased 8% vs. the prior year. • Continued growth of our wholly owned subsidiary ParkX Management LC, one of the fastest growing managers of commercial parking garage assets in the Washington, D.C. region. About Comstock Founded in 1985, Comstock is a leading asset manager, developer, and operator of mixed-use and transit- oriented properties in the Washington, D.C. region. With a managed portfolio comprising approximately 10 million square feet at full build-out that includes stabilized and development assets strategically located at key Metro stations, Comstock is at the forefront of the urban transformation taking place in the fastest growing segments of one of the nation’s best real estate markets. Comstock’s developments include some of the largest and most prominent mixed-use and transit-oriented projects in the mid-Atlantic region, as well as multiple large- scale public-private partnership developments. For more information, please visit Comstock.com. Cautionary Statement Regarding Forward-Looking Statements This release may include "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by use of words such as "anticipate," "believe," "estimate," "may," "intend," "expect," "will," "should," "seeks" or other similar expressions. Forward-looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. Any number of important factors could cause actual results to differ materially from those in the forward-looking statements. Additional information concerning important risk factors and uncertainties can be found under the heading "Risk Factors" in our latest Annual Report on Form 10-K, as filed with the Securities and Exchange Commission. Comstock specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Investor Contact Media Contact Christopher Guthrie Shanna Wilson Executive Vice President & Chief Financial Officer shanna.wilson@allisonpr.com cguthrie@comstock.com 917-674-3096 703-230-1292 2

March 31, December 31, 2023 2022 Assets Current assets: Cash and cash equivalents $ 9,059 $ 11,722 Accounts receivable, net 574 504 Accounts receivable - related parties 3,494 3,291 Prepaid expenses and other current assets 456 264 Total current assets 13,583 15,781 Fixed assets, net 466 421 Intangible assets 144 144 Leasehold improvements, net 111 119 Investments in real estate ventures 6,313 7,013 Operating lease assets 7,420 7,625 Deferred income taxes, net 11,198 11,355 Other assets 3 15 Total assets $ 39,238 $ 42,473 Liabilities and Stockholders' Equity Current liabilities: Accrued personnel costs 994 4,959 Accounts payable and accrued liabilities 967 742 Current operating lease liabilities 806 791 Total current liabilities 2,767 6,492 Operating lease liabilities 6,918 7,127 Total liabilities 9,685 13,619 Stockholders' equity: Class A common stock 94 93 Class B common stock 2 2 Additional paid-in capital 201,479 201,535 Treasury stock (2,662) (2,662) Accumulated deficit (169,360) (170,114) Total stockholders' equity 29,553 28,854 Total liabilities and stockholders' equity $ 39,238 $ 42,473 COMSTOCK HOLDING COMPANIES, INC. Consolidated Balance Sheets (Unaudited; In thousands) 3

Three Months Ended March 31, 2023 2022 Revenue $ 10,275 $ 8,731 Operating costs and expenses: Cost of revenue 8,323 6,935 Selling, general, and administrative 564 387 Depreciation and amortization 67 44 Total operating costs and expenses 8,954 7,366 Income (loss) from operations 1,321 1,365 Other income (expense): Interest expense — (59) Gain (loss) on real estate ventures (411) 252 Income (loss) from continuing operations before income tax 910 1,558 Provision for (benefit from) income tax 156 (456) Net income (loss) from continuing operations 754 2,014 Net income (loss) from discontinued operations, net of tax — (267) Net income (loss) $ 754 $ 1,747 Weighted-average common stock outstanding: Basic 9,583 8,340 Diluted 10,069 8,974 Net income (loss) per share: Basic - Continuing operations $ 0.08 $ 0.24 Basic - Discontinued operations — (0.03) Basic net income (loss) per share $ 0.08 $ 0.21 Diluted - Continuing operations $ 0.07 $ 0.22 Diluted - Discontinued operations — (0.03) Diluted net income (loss) per share $ 0.07 $ 0.19 COMSTOCK HOLDING COMPANIES, INC. Consolidated Statements of Operations (Unaudited; In thousands, except per share data) 4

Adjusted EBITDA The following table presents a reconciliation of net income (loss) from continuing operations, the most directly comparable financial measure as measured in accordance with GAAP, to Adjusted EBITDA: Three Months Ended March 31, 2023 2022 Net income (loss) from continuing operations $ 754 $ 2,014 Interest expense — 59 Income taxes 156 (456) Depreciation and amortization 67 44 Stock-based compensation 238 197 (Gain) loss on equity method investments 411 (252) Adjusted EBITDA $ 1,626 $ 1,606 We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and gain or loss on equity method investments. We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same methods each period. We believe Adjusted EBITDA is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain non-cash items that are not considered by management to be indicative of our operational performance. While we believe that Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation, or as a substitute, for other financial performance measures presented in accordance with GAAP. Adjusted EBITDA may differ from similarly titled measures presented by other companies. COMSTOCK HOLDING COMPANIES, INC. Non-GAAP Financial Measures (Unaudited; In thousands) 5